Contract Liabilities	12 Months Ended
Jun. 30, 2026
Contract Liabilities [Abstract]
CONTRACT LIABILITIES

NOTE 10 – CONTRACT LIABILITIES

E-Home received advance from housekeeping services customers and recognized revenues when services are provided. Contract liabilities as of June 30, 2026 and 2025 consisted of advanced from customers from housekeeping services of $314,885 and $211,095, respectively, which will be recognized as housekeeping services revenue within 12 months.

Contract liabilities as of June 30, 2026 and 2025 consisted of the following:

	2026	2025
Beginning balance	$211,095	$172,995
Prepayments from customers	991,185	605,902
Revenue recognized	(900,529)	(566,995)
Exchange rate difference	13,134	(807)
Ending balance	$314,885	$211,095

For the years ended June 30, 2026 and 2025, the Company recognized $900,529 and $566,995 of revenue, which were included in the contract liabilities balances at the beginning of the periods, respectively.